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                                                                   EXHIBIT 10.20
              FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AGREEMENT
                             CLASS B PREFERRED STOCK


         THIS FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AGREEMENT CLASS B PREFERRED STOCK (the "Amendment") is made as of this 28th day of October, 1994, by and between the individuals set forth on the signature pages hereto (the "Purchasers") and SEAMED CORPORATION (the "Company"). Unless otherwise defined herein, all capitalized terms shall have the meanings that are ascribed to them in the Agreement, as defined below.

                                    RECITALS

         A. The Purchasers and the Company are parties to that certain Preferred Stock Purchase Agreement Class B Preferred Stock dated August 25, 1986 (the "Agreement").

         B. The Company has engaged an investment banking firm, Allen & Company, to raise an additional $2,000,000 of equity financing through the sale of Class D Convertible Preferred Stock (the "Class D Stock"). The Company shall use the proceeds from such sale to reduce its outstanding borrowings under its various credit lines, to purchase equipment and as general working capital.

         C. As shareholders of the Company, the Purchasers expect to benefit, directly and indirectly, from the sale of the Class D Stock.

         D. In order to facilitate the sale of the Class D Stock, the parties desire to amend the Agreement pursuant to the terms and conditions of this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.   Section 7.2 is hereby amended and restated as follows:

              7.2 Additional Information. The Company will permit any person who owns (or has been designated as the representative of holder of) 100,000 or more of the Shares or such number of shares of Common Stock issued upon conversion of 100,000 or more of the Shares, or any combination thereof, to visit and inspect any of the properties of the Company, including its books of account, and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request, provided that such person shall provide the
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         Company with reasonable advance notice of his desire to so visit and inspect. Until the earlier to occur of (i) the date on which the Company is subject to the reporting requirements of Section 13(a) of the Exchange Act, or (ii) the date on which quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc., or by an equivalent quotations system, the Company will deliver to each such person, as soon as practicable after the end of the month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month, and the consolidated statements of income of the Company and its subsidiaries, for each month and for the current fiscal year of the Company to date, prepared in accordance with generally accepted accounting principles consistently applied together with a comparison of such statements to the Company's operating plan then in effect and approved by its Board of Directors, and certified, subject only to normally occurring accruals, by the principal financial or accounting officer of the Company.

         The foregoing provisions of this Section 7.2 shall not be in limitation of any rights which a Purchaser may have with respect to books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

         2.   Section 7.3 is hereby amended and restated as follows:

              7.3 Right of First Refusal; Additional Financing. The parties recognize the Company previously issued "Class A Preferred Stock" and has need for additional financing and may thus issue an additional class of preferred stock to be known as Class D Convertible Preferred Stock (together, the "Other Preferred Classes") which was, or will be, sold to purchasers according to the preferred stock purchase agreements for the Other Preferred Classes (the "Stock Purchase Agreements") which allow for a common right of first refusal with respect to New Securities (as defined in Section 7.3(a)). The Company hereby grants to each Purchaser of Class B Preferred Stock a right of first refusal to purchase in common with the purchasers (or transferees thereof) of the Other Preferred Classes, pro rata, all or any part of New Securities which the Company may, from time to time, propose to issue and sell. A Purchaser's pro rata share, for the purposes of this right of first refusal, is the ratio of (i) the number of shares purchased by such Purchaser under this Agreement plus the number of shares of stock purchased by Purchaser under the Stock Purchase Agreements, to (ii) the total of the number of Shares purchased by all Purchasers under this Agreement and the Other Agreements plus the number of shares of stock purchased by all purchasers under all the Stock Purchase Agreements. Each Purchaser shall have a right of over-allotment such that if any Purchaser or purchaser (or transferee thereof) of Other Preferred Classes fails to exercise his right of first refusal, the other Purchasers under this Agreement and the other purchasers (or transferees thereof) under the

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         Stock Purchase Agreements may purchase the non-purchasing purchaser's portion on a pro rata basis within five days from the date such non-purchasing purchaser fails to exercised his right to purchase his pro rata share of the New Securities. This right of first refusal shall be subject to the following provisions:

                   (a) "New Securities" shall mean any capital stock (including the Common Stock or any Preferred Stock) of the Company whether or not presently authorized, and right, options, or warrants to purchase capital stock and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities purchased under this Agreement or the Other Agreements, or under any agreement relative to any of the shares of Preferred Stock presently authorized; (ii) securities offered to the public pursuant to a registration statement filed pursuant to the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company owns not less than fifty-one percent (51%) of the voting power of such corporation following the completion of such transaction; (iv) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features, including warrants, options, equity participation or "kickers" or other rights to purchase capital stock, and are not convertible into capital stock of the Company; or (v) securities issued to employees, consultants, or directors of the Company pursuant to any stock option plan, stock purchase agreement, or stock bonus arrangement.

                   (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Purchaser hereunder and each purchaser (or transferee thereof) under the Stock Purchase Agreements written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase their pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                   (c) In the event one or more Purchasers fail to exercise the right of first refusal within said fifteen (15) day period and after the expiration of the 5-day period for the exercise of the over-allotment provisions of this Section 7.3, the Company shall have one hundred eighty (180) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred eighty (180) days from the date of said agreement) to sell the New Securities in respect of which the Purchasers' option was not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the

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         Company has not sold the New Securities within said 180-day period or entered into an agreement to sell the New Securities within said 180-day period (or sold and issued New Securities in accordance with the foregoing within one hundred eighty (180) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Purchasers hereunder in the manner provided above.

                   (d) The right of first refusal granted under this Agreement shall expire (i) with respect to each share of Preferred, upon conversion of such share to Common Stock, and (ii) with respect to all shares of Preferred, upon the first sale of Common Stock of the Company to the public at a per share offering price of at least five times the then existing conversion price for the Preferred, which sale is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "Commission") under the Securities Act in a firm commitment underwritten public offering, with an aggregate offering price to the public of not less than $5,000,000.

                   (e) The right of first refusal set forth in this Section 7.3 is nonassignable, except that (i) such right is assignable by each Purchaser to any wholly-owned subsidiary or parent of, or to any corporation or entity which is, within the meaning of the Securities Act controlling, controlled by, or under common control with, any such Purchaser, (ii) such right is assignable between and among any of the Purchasers hereunder or the purchasers (or transferees thereof) under the Stock Purchase Agreements, and (iii) upon the death of a Purchaser, such right shall pass with the Shares to the beneficiaries under the deceased Purchaser's last will and testament or the distributees of the deceased Purchaser's estate.

         3. Except as modified by this Amendment, all provisions of the Agreement are unchanged and remain in full force and effect and are ratified and confirmed by the parties hereto.

         4. This Amendment may be signed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

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                                            SEAMED CORPORATION



                                            By    /s/ W. Robert Berg
                                              ----------------------------------
                                              Its  President/C.E.O.

                                  STOCKHOLDERS:




     /s/ Travis Anderson                    /s/ Robert M. Arnold
-----------------------------------    -----------------------------------
Travis Anderson                        Robert M. Arnold

                                       COLLIER ENTERPRISES


     /s/ R. Scott Asen                 By     /s/ [unreadable]
-----------------------------------      ---------------------------------
R. Scott Asen                            Its




     /s/ Neil J. Gagnon                       /s/  William H. Gates
-----------------------------------    -----------------------------------
Neil Gagnon                            William H. Gates


GEOCAPITAL VENTURES                    GILDER, GAGNON & CO.


By     /s/ Stephen J. Clearman
  ---------------------------------
  Its      General Partner             By     /s/ Neil J. Gagnon
     ------------------------------      ---------------------------------
                                         Its
                                            ------------------------------


PIONEER ASSOCIATES                     PIONEER III



By     /s/ R. Scott Asen               By     /s/ R. Scott Asen
  ---------------------------------      ---------------------------------
  Its      GP                            Its      GP
     ------------------------------         ------------------------------

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PIONEER IV



By    /s/ R. Scott Asen                     /s/ Albert T. Robinson
  ---------------------------------    -----------------------------------
  Its       GP                         Albert T. Robinson
     ------------------------------



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